                                                                    EXHIBIT 20.3

                         NUTRITIONAL SOURCING COPORATION

                              LETTER OF TRANSMITTAL

                           PURSUANT TO THE INVITATION
                             DATED JANUARY 28, 2005

                 TO TENDER 10.125% SENIOR SECURED NOTES DUE 2009
                              (CUSIP No. 670688AA8)

Tenders of Notes may be withdrawn at any time on or prior to the Expiration Date. The Invitation will expire at 5:00 p.m., New York City time, on
February 28, 2005, unless extended or earlier terminated (such time and date, as the same may be extended or earlier terminated, the "Expiration Date"). The Company reserves the right to extend the Invitation at any time subject to compliance with applicable law. Holders of notes must validly tender their Notes prior to the Expiration Date in order to receive the Clearing Price.

                      The Depositary for the Invitation is:

                            WILMINGTON TRUST COMPANY

                        By hand or overnight courier to:
                            Wilmington Trust Company
                            Corporate Capital Markets
               Re: Nutritional Sourcing Corporation Tender Offer
                               Rodney Square North
                            1100 North Market Street
                              Wilmington, DE 19890

                       By registered or certified mail to:
                            Wilmington Trust Company
                             DC-1626 Processing Unit
                                  P.O. Box 8861
                Re: Nutritional Sourcing Corporation Tender Offer
                            Wilmington, DE 19899-8861

     By Facsimile Transmission (Eligible Institutions Only): (302) 636-4139
                    Confirmation by Telephone: (302) 636-6470

     Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile number other than as listed above, will not constitute a valid delivery.

     Holders who wish to be eligible to receive the Clearing Price must validly tender their Notes on or prior to the Expiration Date. Tenders may not be withdrawn at any time subsequent to the Expiration Date.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Invitation.

     The Letter of Transmittal is to be used by Holders of 10.125% Senior Secured Notes due 2009 (the "Notes") of Nutritional Sourcing Corporation. (the "Company") to tender Notes pursuant to the Invitation.

     Holders of Notes who are tendering by book-entry transfer to the Depositary's account at DTC can execute the tender through the Automated Tender Offer Program ("ATOP"). DTC participants that are accepting the Invitation must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Invitation as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message.

     The Agent's Message (if applicable) must be received by the Depositary before the Expiration Date for tendering holders to be eligible to receive the Clearing Price.

     The term "Agent's Message" means a message transmitted by DTC and received by the Depositary and forming part of a book-entry confirmation which states that DTC has received an express acknowledgment from a participant in DTC tendering Notes which are the subject of such Book-Entry Confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL CAREFULLY BEFORE COMPLETING.

     This Letter of Transmittal is to be used by Holders of Notes if:

     1. certificates representing Notes are to be physically delivered to the Depositary herewith by such Holders;

     2. tender of Notes is to be made by book-entry transfer to the Depositary's account at DTC or the "Book-Entry Transfer Facility" pursuant to the procedures set fort under "Terms of the Invitation--Procedures for Tendering Notes" in the Invitation; or

     3. tender of Notes is to be made according to the guaranteed delivery procedures set forth under "The Terms Offer and Consent
          Solicitation-Guaranteed Delivery Procedure";

and, in each case, instructions are not being transmitted through DTC via ATOP. Pursuant to the terms of the Invitation, the completion, execution and delivery of this Letter of Transmittal prior to the Expiration Date will be deemed to constitute delivery of a consent to the Proposed Amendment.

     No alternative, conditional or contingent tender of Notes will be accepted. A tendering Holder, by execution of this Letter of Transmittal or facsimile hereof, waives all rights to receive notice of acceptance of such Holder's Notes for purchase.

     Prior to the Expiration Date, if a Holder desires to tender Notes pursuant to the Invitation and time will not permit this Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Depositary, or the procedures for book-entry transfer cannot be completed, prior to the Expiration Date, then such Holder must tender such Notes according to the guaranteed delivery procedures set forth under the caption "TERMS OF THE INVITATION -- Procedure for Tendering Notes -- Guaranteed Delivery" in the Invitation. See Instruction 2.

     Only Holders may validly tender their Notes. The undersigned should complete, execute and deliver this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Invitation.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Nutritional Sourcing Corporation (the "Company"), upon the terms and subject to the conditions set forth in its Invitation dated January 28, 2005 (the "Invitation"), receipt of which is hereby acknowledged, and in accordance with this Letter of Transmittal, the principal amount of Notes indicated in the table below entitled "Description of Notes."

     Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered herewith in accordance with the terms and subject to the conditions of the Invitation, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to all of the Notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company) with respect to such Notes, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the relevant security register to, or upon the order of, the Company, (ii) present such Notes for transfer of ownership on the books of the Company, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes, all in accordance with the terms and conditions of the Invitation.

     The undersigned understands that tenders of Notes may be withdrawn by written notice of withdrawal received by the Depositary at any time on or prior to the Expiration Date. In the event of a termination of the Invitation, the certificates representing Notes tendered pursuant to the Invitation will be returned to the tendering Holders promptly (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered).

     The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Invitation and in the instructions hereto and acceptance of such Notes by the Company will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Invitation. For purposes of the Invitation, the undersigned understands that validly tendered Notes (or defectively tendered Notes with respect to which the Company has, or has caused to be waived such defect) will be deemed to have been accepted by the Company if, as and when the Company gives oral or written notice thereof to the Depositary.

     The undersigned acknowledges and agrees that, by the execution and delivery hereof, the undersigned is consenting to the Proposed Amendment described in the Invitation (with respect to the aggregate principal amount of Notes tendered hereby) as permitted by the Indenture relating to such Notes and hereby also consents to the execution of the supplemental indenture effecting such Proposed Amendment.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and that when such tendered Notes are accepted for purchase and payment by the Company, the Company will acquire good title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby.

     All authority conferred or agreed to be conferred by this Letter of Transmittal shall not be affected by, and shall survive, the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, trustees in bankruptcy, person and legal representatives, successors and assigns of the undersigned.

     The undersigned understands that the delivery and surrender of any Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Letter of Transmittal (or a copy thereof), properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company. All questions as to form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes will be determined by the Company, in its sole discretion, which determination shall be final and binding.

     Unless otherwise indicated under "Special Payment Instructions" below, please issue a check from the Company for the Clearing Price for any Notes tendered hereby that are purchased and/or return any Notes not tendered or not accepted for purchase in the name(s) of the Holder(s) appearing under "Description of Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for such Clearing Price and/or return any Notes not tendered or not accepted for purchase (and accompanying documents, as appropriate) to the address(es) of the Holder(s) appearing under "Description of Notes Tendered."

     In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the Clearing Price and/or return any Notes not tendered or not accepted for purchase (and accompanying documents, as appropriate) in the name of, and to the address(es) of, the person(s) at the address(es) so indicated, as applicable. Unless otherwise indicated under "Special Payment Instructions," in the case of a book-entry delivery of Notes, please credit the account maintained at the Book-Entry Transfer Facility with any Notes not tendered or not accepted for purchase. The undersigned recognizes that the Company has no obligation pursuant to the Special Payment Instructions to transfer any Notes from the name of the Holder thereof if the Company does not accept for purchase any of the Notes so tendered.

                                 TENDER OF NOTES

[ ]  CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED
     HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN DTC MAY DELIVER NOTES BY BOOK ENTRY TRANSFER):

Name of Tendering Institution:__________________________________________________

Account number:_________________________________________________________________

Transaction Code Number:________________________________________________________

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE INFORMATION BELOW. NOTE THAT GUARANTEED DELIVERY PROCEDURES CANNOT BE USED BEFORE 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

Name(s) of Holder(s):___________________________________________________________

Window Ticket number (if any):__________________________________________________

Date of Execution of Notice of Guaranteed Delivery:_____________________________

Name of Eligible Institution that Guaranteed Delivery:__________________________

If delivered by book-entry transfer:____________________________________________

DTC Account Number:_____________________________________________________________

Date Sent: :____________________________________________________________________

Transaction Code Number:________________________________________________________

     List below the Notes to which this Letter of Transmittal relates and the offer price per $1000 principal amount, not to be less than $715 or greater than $745, for each Note. If the space provided is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts equal to $1,000 or integral multiples, except that tenders may be in lesser amounts representing the entire principal amount of the Note being tendered, or if the amount not being tendered is $1,000 or an equal multiple thereof.

                              DESCRIPTION OF NOTES

                                                                                      OFFER PRICE
                                                                                       PER $1000
 NAME(s) AND ADDRESS(es) OF                                                            PRINCIPAL
 REGISTERED HOLDER(s) OR                                                               AMOUNT
NAME OF DTC PARTICIPANT AND                                                          (cannot be
    PARTICIPANT'S DTC                                     AGGREGATE                   less than
 ACCOUNT NUMBER IN WHICH                                  PRINCIPAL     PRINCIPAL      $715 or
     NOTES ARE HELD                        CERTIFICATE     AMOUNT        AMOUNT      greater than
 (Please fill in blank)         SERIES      NUMBER(s)*   REPRESENTED   TENDERED **    $745) ***
---------------------------   ----------   -----------   -----------   -----------   ------------

---------------------------   ----------   -----------   -----------   -----------   ------------

---------------------------   ----------   -----------   -----------   -----------   ------------

---------------------------   ----------   -----------   -----------   -----------   ------------
Total Principal Amount of
 Notes

*       Need not be completed by Holders tendering by book-entry transfer.

** Unless otherwise specified, it will be assumed that the entire aggregate principal amount represented by the Notes described above is being tendered. See Instruction 4. Only Holders may validly tender their Notes pursuant to the Invitation.

*** Each offer price must be in $5.00 increments between $715 and $745. Holders are not required to specify an offer price. In the event that no offer price is specified, then the Holder will be deemed to have offered the Notes at $715 per $1,000 principal amount thereof.

     The names and addresses of the Holders should be printed, if not already printed above, exactly as they appear on the certificates representing Notes tendered hereby. The Notes and the principal amount of Notes that the undersigned wishes to tender should be indicated in the appropriate boxes.

                          SPECIAL PAYMENT INSTRUCTIONS
                               (See Instruction 8)

     To be completed ONLY if certificates for Notes not purchased and/or the check for the purchase price of Notes purchased are to be issued in the name of someone other than the undersigned.


Issue  [ ] check
       [ ] certificates to:


Name:______________________________________________________________
                                 (Please Print)

Address:___________________________________________________________

___________________________________________________________________
                          (Include Zip or Postal Code)

Provide your Taxpayer Identification or Social Security Number here ____________

                          SPECIAL DELIVERY INSTRUCTIONS
                               (See Instruction 8)

     To be completed ONLY if certificates for Notes not purchased and/or the check for the purchase price of Notes purchased are to be sent to someone other than the undersigned, or to the undersigned at an address other than that appearing under "Description of Notes" or are to be held by the Depositary for pick-up by the undersigned or any person designated by the undersigned in writing or if Notes delivered by book-entry transfer that are not purchased are to be returned by credit to an account maintained at DTC other than that designated above.

Mail [ ] check [ ] certificates to:

Name:______________________________________________________________
                                 (Please Print)

Address:___________________________________________________________

___________________________________________________________________
                          (Include Zip or Postal Code)

Hold [ ]check [ ]certificates for pick-up at:

                                   (Check one)

[ ] The Depositary (specify office ________________________________)
[ ] Credit unpurchased Notes delivered by book-entry transfer to the account set forth below:
[ ] DTC Account Number_____________________________________________
                                   (DTC Account Number)

                                PLEASE SIGN HERE

                    ----------------------------------------

                    ----------------------------------------
                              (Signature of Holder)

          (To be completed by all tendering Holders of Notes regardless of whether Notes are being physically delivered herewith)

     By completing, executing and delivering this Letter of Transmittal, the undersigned hereby tenders the principal amount of the Notes listed in the box above labeled "Description of Notes" under the column heading "Principal Amount Tendered" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such box).

     This Letter of Transmittal must be signed by the Holder(s) exactly as name(s) appear(s) on certificate(s) representing Notes, or if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Notes. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.

          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY
                        (See guarantee requirement below)

Dated___________________________________________________________________________
________________________________________________________________________________

Name(s)_________________________________________________________________________
________________________________________________________________________________
                                 (Please Print)

Capacity________________________________________________________________________

Address_________________________________________________________________________
                              (Including Zip Code)

Area Code and
Telephone Number________________________________________________________________

Tax Identification or
Social Security No._____________________________________________________________

                          MEDALLION SIGNATURE GUARANTEE
                     (If Required See Instructions 1 and 5)

Authorized Signature:___________________________________________________________

Name____________________________________________________________________________
                             (Please Type or Print)
Title___________________________________________________________________________

Name of Firm____________________________________________________________________

Address_________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
                               (Include Zip Code)

Area Code and Telephone Number__________________________________________________

Dated:__________________________________________________________________________

     IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN THIS LETTER OF
                                   TRANSMITTAL

                                  INSTRUCTIONS
           FORMING PART OF THE TERMS AND CONDITIONS OF THE INVITATION

     1. Signature Guarantees. Signatures on this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor, unless the Notes hereby are tendered by a registered Holder (or by a participant in DTC whose name appears on the Note position listing as the owner of such Notes). If the Notes are registered in the name of a person other than the signer of this Letter of Transmittal, then the signatures on this Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above. See Instruction 5.

     2. Delivery of Letter of Transmittal and Notes: Guaranteed Delivery Procedures. This Letter of Transmittal is to be completed by Holders if (i) certificates representing Notes are to be physically delivered to the Depositary herewith by such Holder, (ii) tender of Notes is to be made by book-entry transfer to the Depositary's account at DTC pursuant to the procedures set forth under the caption "TERMS OF THE INVITATION -- Procedure for Tendering Notes -- Book-Entry Delivery of the Notes" in the Invitation or (iii) tender of Notes is to be made according to the guaranteed delivery procedures set forth in the Invitation under "Procedure for Tendering Notes-Guaranteed Delivery" and in each case, Instructions are not being transmitted through ATOP. All physically delivered Notes, or a confirmation of a book-entry transfer into the Depositary's account at DTC of all Notes delivered electronically, as well as a properly completed and duly executed Letter of Transmittal (or a copy thereof) and any other documents required by this Letter of Transmittal, must be received by the Depositary at its address set forth herein on or prior to the Expiration Date, as the case may be. Delivery of documents to DTC does not constitute delivery to the Depositary.

     The method of delivery of this Letter of Transmittal, the Notes and all other required documents, including delivery through DTC and any acceptance or Agent's Message delivered through ATOP, is at the option and risk of the tendering Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary. Except as otherwise provided in this Instruction 2, delivery will be deemed made only when actually received by the Depositary.

     Prior to the Expiration Date, if a Holder desires to tender Notes pursuant to the Invitation and time will not permit a validly executed Letter of Transmittal, certificates representing such Notes and all other required documents to reach the Depositary, or the procedures for book-entry transfer cannot be completed, prior to the Expiration Date, such Holder must tender such Notes pursuant to the guaranteed delivery procedures set forth under the caption "TERMS OF THE INVITATION -- Procedure for Tendering Notes -- Guaranteed Delivery" in the Invitation. Pursuant to such procedures, (i) such tender must be made by or through an Eligible Institution; (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, or an Agent's Message with respect to guaranteed delivery that is accepted by the Company, must be received by the Depositary, either by hand delivery, mail or facsimile transmission, prior to the Expiration Date; and
(iii) the certificates for all tendered Notes, in proper form for transfer (or confirmation of a book-entry transfer of all Notes delivered electronically into the Depositary's account at DTC pursuant to the procedures for such transfer set forth in the Invitation), together with a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other documents required by this Letter of Transmittal, or in the case of a book-entry transfer, a properly transmitted Agent's Message, must be received by the Depositary within three New York Stock Exchange trading days after the execution of the Notice of Guaranteed Delivery.

     No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or a copy thereof), waive any right to receive any notice of the acceptance of their Notes for payment.

     3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the principal amount represented by Notes should be listed on a separate signed schedule attached hereto.

     4. Partial Tender. Tenders of Notes will be accepted only in integral multiples of $1,000, except that tenders may be in lesser amounts representing the entire principal amount of the Note being tendered, or if the amount not being tendered is $1,000 or an equal multiple thereof. If Holders wish to tender less than the entire principal amount evidenced by any Notes submitted, such Holders must fill in the principal amount that is to be tendered in the columns entitled "Principal Amount Tendered." In the case of a partial tender of Notes, as soon as practicable after the Expiration Date, new certificates for the remainder of the Notes that were evidenced by such Holder's old certificates will be sent to such Holder, unless otherwise provided in the appropriate box of this Letter of Transmittal. The entire principal amount that is represented by the Notes delivered to the Depositary will be deemed to have been tendered, unless otherwise indicated.

     5. Signature on Letter of Transmittal, Instruments of Transfer and Endorsements. If this Letter of Transmittal is signed by the registered Holders of the Notes tendered hereby, the signatures must correspond exactly with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the Note position listing as the owner of the Notes.

     If any of the Notes tendered hereby are registered in the name of two or more Holders, all such Holders must sign this Letter of Transmittal. If any of the Notes tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

     If this Letter of Transmittal or any Notes or instrument of transfer is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company of such person's authority to so act must be submitted with this Letter of Transmittal.

     If this Letter of Transmittal is signed by the holder of the Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless payment is to be made to, or certificates not tendered or not accepted for purchase are to be issued to, a person other than the holder. Signatures on any such certificates must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

     If this Letter of Transmittal is signed other than by the registered Holders of the Notes listed, the Notes must be endorsed or accompanied by appropriate instruments of transfer, in any case signed exactly as the name or names of the registered Holders appear on the Notes and signatures on such Notes or instruments of transfer and proxy are required and must be guaranteed by a Medallion Signature Guarantor, unless the signature is that of an Eligible Institution.

     6. Transfer Taxes. Except as set forth in this Instruction 6, the Company will pay or cause to be paid any transfer taxes with respect to the transfer and sale of Notes to it, or to its order, pursuant to the Invitation. If payment is to be made to, or if Notes not tendered or purchased are to be registered in the name of, any persons other than the registered owners, or if tendered Notes are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered Holder or such other person) payable on account of the transfer to such other person will be deducted from the payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

     7. Waiver of Conditions. The conditions of the Invitation may be amended or waived by the Company, in whole or in part, at any time and from time to time in the Company's sole discretion, in the case of any Notes tendered.

     8. Special Payment and Delivery Instructions. If a check is to be issued in the name of and/or certificates for Notes not deposited or not purchased are to be issued in the name of a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or certificates for Notes not deposited or not purchased are to be sent to someone other than the signer of this Letter of Transmittal or to the signer of this Letter of Transmittal at an address other than that appearing under "Description of Notes" above, or if a check and/or certificates for Notes not deposited or not purchased are to be held by the Depositary for pick-up by the undersigned or any person designated by the undersigned in writing, the appropriate boxes on this Letter of Transmittal should be completed. Holders delivering Notes by book-entry transfer may request that Notes not purchased be credited to such account maintained at DTC as such Holder may designate under "Special Delivery Instructions". If no such instructions are given, any such Notes not purchased will be returned by crediting the account at the DTC.

     9. Substitute Form W-9. Unless an exemption from backup withholding and information reporting requirements is otherwise established with the Depositary, each tendering Holder (or other payee) must provide the Depositary with a correct taxpayer identification number ("TIN"), generally the Holder's Social Security or federal employer identification number, and with certain other information, on Substitute Form W-9, which is provided herewith, and to certify that the Holder (or other payee) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the tendering Holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on any payment. The box in Part 3 of the Substitute Form W-9 may be checked if the tendering Holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Depositary is not provided with a TIN by the time of payment, the Depositary will withhold 28% on all such payments, if any, until a TIN is provided to the Depositary. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

     10. Requests for Assistance or Additional Copies. Any requests for additional copies of the Invitation or this Letter of Transmittal may be directed to D.F. King & Co., Inc., the Information Agent, at 48 Wall Street, 22nd Floor, New York, New York 10005, telephone (800) 628-8532 or (212) 269-5550
(collect). Any questions or requests for assistance may be directed to the Depositary at its telephone numbers and locations listed below. A Holder may also contact such Holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Invitation.

     11. Mutilated, Lost, Stolen or Destroyed Notes. Any holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Depositary at the address indicated above for further instructions.

       This Letter of Transmittal (or a copy thereof), together with Notes and all other required documents, must be received by the Depositary on or prior to the Expiration Date.

                            IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a Holder whose tendered Notes are accepted for payment or exchange is generally required to provide the Depositary with such Holder's current TIN on Substitute Form W-9 provided herewith. If such Holder is an individual, the TIN generally is his or her Social Security number. If the Depositary is not provided with the correct TIN, the Holder or other payee may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any interest and premium made to such Holder or other payee with respect to Notes purchased pursuant to the Invitation may be subject to 28% backup withholding tax.

     Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the Internal Revenue Service.

     Certain Holders (including, among others, corporations) are not subject to these backup withholding and reporting requirements with respect to certain specified payments. Non-United States Holders must establish their status as exempt recipients, and can do so by submitting to the Depositary a properly completed Substitute Form W-8, signed under penalties of perjury, attesting to such Holder's exempt status.

PURPOSE OF SUBSTITUTE FORM W-9

     To prevent backup withholding on any payment made to a Holder or other payee with respect to Notes purchased pursuant to the Invitation, the Holder is required to notify the Depositary of the Holder's current TIN (or the TIN of any other payee) by completing the enclosed form, certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), and that (i) the Holder has not been notified by the Internal Revenue Service that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding.

WHAT NUMBER TO GIVE THE DEPOSITARY

     The Holder is required to give the Depositary the TIN (e.g., Social Security number or Employer Identification Number) of the record owner of the Notes. If the Notes are registered in more than one name or are not registered in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9," for additional guidance on which number to report.

                  PAYOR'S NAME: ______________________________

-------------------------------------------------------------------------------------------------------------------------
                                Part 1--PLEASE  PROVIDE YOUR TIN
SUBSTITUTE                      IN THE BOX AT  RIGHT  AND
                                CERTIFY  BY  SIGNING  AND DATING
Form W-9                        BELOW                                          ______________________________
                                                                                   Social Security Number
                                                                                     (If awaiting TIN
Department of the Treasury                                                          write "Applied For")
Internal Revenue Service
                                                                                          OR

                                                                               ______________________________
                                                                               Employer Identification Number
                                                                                   (If awaiting TIN write
                                                                                       "Applied For")
                                -----------------------------------------------------------------------------------------
Payor's Request for Taxpayer    Part 2 -- Certificate -- Under penalties of perjury, I certify that:
Identification Number ("TIN")   (1) The number shown on this form is my correct Taxpayer Identification Number (or
                                    I am waiting for a number to be issued for me), and
                                (2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                                    "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.
                                -----------------------------------------------------------------------------------------
                                CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you receive another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2). (Also see instructions in the enclosed Guidelines)
                                -----------------------------------------------------------------------------------------
                                SIGNATURE ______________, DATE ______, 2005
                                                                                 Part 3 - Awaiting TIN  [ ]

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE INVITATION. PLEASE REVIEW THE ENCLOSED "GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9" FOR ADDITIONAL DETAILS.

           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                  THE BOX IN PART 3 OF THE SUBSTITUTE FORM W-9

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify under penalties of perjury that a Taxpayer Identification
Number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Officer or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number to the Depositary by the time of payment, 28% of all reportable payments made to me thereafter will be withheld, but that such amounts will be refunded to me if I provide a certified Taxpayer Identification Number to the Depositary within sixty (60) days.

Signature ____________________________    Date ___________________________, 2005

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

                         (SECTION REFERENCES ARE TO THE
                   INTERNAL REVENUE CODE OF 1986, AS AMENDED)

Guidelines for Determining the Proper Identification Number to Give the Payor.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification number have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payor.

FOR THIS TYPE OF ACCOUNT:        GIVE THE SOCIAL SECURITY NUMBER OF--
-----------------------------    -----------------------------------------------
1.   An individual's account     The individual

2.   Two or more individuals     The actual owner of the account or, if combined
     (joint account)             funds, the first individual on the account (1)

3.   Husband and wife (joint     The actual owner of the account or, if joint
     account)                    funds, either person (1)

4.   Custodian account of a      The minor(2)
     minor (Uniform Gift to
     Minors Act)

5.   Adult and minor             The adult or, if the minor is the only
     (joint account)             contributor, the minor(1)

6.   Account in the name of      The ward, minor, or incompetent person(3)
     guardian or committee
     for a designated ward,
     minor, or incompetent
     person

7.   a.  The usual revocable     The grantor-trustee(1)
     savings trust account
     (grantor is also trustee)

     b.  So-called trust         The actual owner(1)
     account that is not a
     legal or valid tryst
     under State law

8.   Sole proprietorship         The owner(4)
     account

9.   A valid trust, estate       The legal entity (Do not furnish the
     or person trust             identifying number of the personal
                                 representative or trustee unless the legal entity itself is not designated in the account title.)(5)

10.  Corporate account           The corporation

11.  Religious, charitable, or   The organization
     educational organization
     account

12.  Partnership account held    The partnership
     in the name of the
     business

13.  Association, club, or       The organization
     other tax-exempt
     organization

14.  A broker or                 The broker or nominee
     registered nominee

15.  Account with the            The public entity
     Department of Agriculture
     in the name of a public
     entity (such as a state
     or local government,
     school district, or
     prison) that receives
     agricultural program
     payments

(1) List first and circle name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.
Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     Page 2

OBTAINING A NUMBER

If you do you not have a taxpayer identification number or you don't number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

     .    A corporation
     .    A financial institution
     . An organization exempt from tax under section 501(a), an individual retirement plan or a custodial account under Section 403(b)(7).
     .    The United States or any agency or instrumentality thereof.
     . A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
     . A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
     .    A real estate investment trust.
     .    A common trust fund operated by a bank under section 584(a).
     . An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(I).
     .    An entity registered at all times under the Investment Company Act of
          1940.
     .    A foreign central bank of issue.

Payments not Generally Subject to Backup Withholding Payment of dividends and patronage dividends not generally subject to backup withholding include the following:

     .    Payments to nonresident aliens subject to withholding under section
          1441.
     . Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
     . Payments of patronage dividends where the amount renewed is not paid in money.
     .    Payments made by certain foreign organizations.
     .    Payments made by a nominee.

Payments of interest not generally subject to backup withholding include the following:

     . Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payor's trade or business and you have not provided your correct taxpayer identification number to the payor.

Payments of tax-exempt interest (including exempt-interest dividends under section 852).

     .    Payments described in section 6049(b)(5) to non-resident aliens.
     .    Payments on tax-free covenant bonds under section 1451.
     .    Payments made by certain foreign organizations.
     .    Payments made to a nominee.

EXEMPT PAYEE DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING, FILE THIS FORM WITH THE PAYOR, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYOR. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041 A(a), 6045 and 6050A.

PRIVACY ACT NOTICE--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payors who must report the payments to IRS. IRS uses the numbers for identification purposes. Payors must be given the numbers whether or not recipients are required to file tax returns. Payors musts generally withhold 28% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payor. Certain penalties may also apply.

PENALTIES

(1) Penalty for Failure to Furnish Taxpayer Identification Number.--If you fail to furnish your taxpayer identification number to a payor, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to penalty of $500.

(3) Criminal Penalty for Falsifying Information.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                      The Depositary for the Invitation is:

                            WILMINGTON TRUST COMPANY

                        By hand or overnight courier to:
                            Wilmington Trust Company
                            Corporate Capital Markets
                Re: Nutritional Sourcing Corporation Tender Offer
                               Rodney Square North
                            1100 North Market Street
                              Wilmington, DE 19890

                       By registered or certified mail to:
                            Wilmington Trust Company
                             DC-1626 Processing Unit
                                  P.O. Box 8861
                Re: Nutritional Sourcing Corporation Tender Offer
                            Wilmington, DE 19899-8861

     By Facsimile Transmission (Eligible Institutions Only): (302) 636-4139
                    Confirmation by Telephone: (302) 636-6470

     Any requests for additional copies of this Invitation, the Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to D.F. King & Co., Inc., the Information Agent, at 48 Wall Street, 22nd Floor, New York, New York 10005, telephone (800) 628-8532 or (212) 269-5550 (collect). Any questions or requests for assistance may be directed to the [Dealer Manager] at the telephone numbers or address set forth below. A Holder may also contact such Holder's broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Invitation.